Virtus Newfleet Bond Fund and Virtus Newfleet Low Duration Income Fund,

each a series of Virtus Opportunities Trust

Supplement dated May 24, 2019 to the Prospectuses and SAI

dated January 28, 2019, as supplemented

Important Notice to Investors

Effective July 9, 2019, the name of Virtus Newfleet Bond Fund will change to Virtus Newfleet Core Plus Bond Fund and the name of Virtus Newfleet Low Duration Income Fund will change to Virtus Newfleet Low Duration Core Plus Bond Fund.

Accordingly, effective July 9, 2019, all references in each fund’s summary and statutory prospectuses and SAI to the respective fund’s former name will be deemed changed to its new name.

All other disclosure concerning the funds, including fees, expenses, principal investment strategies, risks and portfolio management remains unchanged.

Investors should retain this supplement with the Prospectuses and

SAI for future reference.

VOT 8020/NewfleetBond&LDI NameChanges (5/2019)